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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2003

                              Analog Devices, Inc.
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               (Exact name of registrant as specified in charter)

    Massachusetts                      1-7819                    04-2348234
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 (State or other juris-              (Commission               (IRS Employer
diction of incorporation)            File Number)            Identification No.)


    One Technology Way, Norwood, MA                                 02062
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (781) 329-4700

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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On September 2, 2003, Analog Devices, Inc., a Massachusetts corporation (the "Company"), issued a press release announcing that it has called for the redemption on October 1, 2003 of its 4.75% Convertible Subordinated Notes due 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 3, 2003                     ANALOG DEVICES, INC.

                                            By: /s/ Joseph E. McDonough
                                               ---------------------------------
                                               Joseph E. McDonough
                                               Vice President-Finance and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press release dated September 2, 2003